SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                November 20, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-16619                73-1612389
 ------------------------    ------------------------    ------------------
 (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                         Identification No.)



                Kerr-McGee Center
             Oklahoma City, Oklahoma                    73125
    ----------------------------------------          ----------
    (Address of principal executive offices)          (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 9.        Regulation FD Disclosure
                   On November 18, 2002,  Kerr-McGee  Corporation issued a press release announcing that it will hold a conference call on Wednesday, November 20, 2002, at 11:00 a.m. (ET), to discuss its interim fourth-quarter 2002 operating and financial activities and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024, #326972, within the United States or 617-801-9702,
              #326972, outside the United States. The press release is attached hereto as an exhibit and is incorporated by reference herein. Also, during the conference call, the company will discuss certain expectations for oil and natural gas production volumes for the year 2002. A table providing the projection ranges of 2002 average daily oil and natural gas production is furnished below.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              (c)   Exhibits

                    99.1  Press Release dated November 18, 2002.




                                Kerr-McGee Corp.
                  Projected Daily Average Production Volumes **
As of November 2002
                                                                2002 Production Forecast
                         ---------------------------------------------------------------------------------------------------------
                          1-Qtr-Actual          2-Qtr Actual          3-Qtr Actual             4-Qtr                  Year
                         -----------------    ------------------    ------------------    ------------------    ------------------
Crude Oil
(BOPD)
            Onshore       29,100 -  29,100     29,400  -  29,400     30,100  -  30,100     26,500  -  28,500     28,800  -  29,300
            Offshore      53,300 -  53,300     54,300  -  54,300     50,500  -  50,500     54,000  -  56,000     53,000  -  53,500
                          ------    ------     ------     ------     ------     ------     ------     ------     ------     ------
              U.S.        82,400 -  82,400     83,700  -  83,700     80,600  -  80,600     80,500  -  84,500     81,800  -  82,800
                          ------    ------     ------     ------     ------     ------     ------     ------     ------     ------

            North Sea    113,600 - 113,600     97,000  -  97,000    104,300  - 104,300     80,000  -  87,000     98,600  - 100,400
                         -------   -------     ------     ------    -------    -------     ------     ------     ------    -------

            Other          8,800 -   8,800      8,500  -   8,500      8,000  -   8,000      2,500  -   3,000      6,900  -   7,100
                         -------   -------    -------    -------    -------    -------    -------    -------    -------    -------
            International

              Total      204,800 - 204,800    189,200  - 189,200    192,900  - 192,900    163,000  - 174,500    187,300  - 190,300
                         =======   =======    =======    =======    =======    =======    =======    =======    =======    =======


Natural Gas
(MMCF/D)                              1-Qtr-A             2-Qtr                3-Qtr               4-Qtr               Year
                                 -----------------  ------------------  ------------------  ------------------  ------------------
                    Onshore          383  - 383         379  -  379         389  -  389         380  -  395         383  -  387
                    Offshore         244  - 244         253  -  253         305  -  305         280  -  300         271  -  276
                                     ---    ---         ---     ---         ---     ---         ---     ---         ---     ---
                      U.S.           627  - 627         632  -  632         694  -  694         660  -  695         654  -  663
                                     ---    ---         ---     ---         ---     ---         ---     ---         ---     ---

                    North Sea        101  - 101          99  -   99          95  -   95         110  -  125         101  -  105
                                     ---    ---          --     ---         ---     ---         ---     ---         ---     ---

                    Other              0  -   0           0  -    0           0  -    0           0  -    0           0  -    0
                                     ---    ---         ---     ---         ---     ---         ---     ---         ---     ---
                    International

                      Total          728  - 728         731  -  731         789  -  789         770  -  820         755  -  768
                                     ===    ===         ===     ===         ===     ===         ===     ===         ===     ===


BOE/D                            326,100 -326,100   311,000 - 311,000   324,400 - 324,400   291,300 - 311,200   313,100 - 318,300
                                 =======  =======   =======   =======   =======   =======   =======   =======   =======   =======


Note:
               Projections based upon the capital program of $1 billion as revised on July 24, 2002.

               Excludes results of operations from Kazakhstan and Indonesia, which have been reclassified as discontinued operations.

               Volumes associated with the sale of Northern North Sea properties and the Ross field are included through October of 2002. North Sea properties that are operated by others are included through November 15. Volumes associated with the sale of operations in Ecuador are included through the closing date of September 12, 2002. All other properties that are held for sale are included in projected volumes through year-end. Projected volumes will be adjusted as the sales are consumated.


        ** Cautionary Statement Concerning Forward-Looking Statements **

               The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, general economic conditions and other factors and risks discussed in Kerr-McGee's SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             KERR-MCGEE CORPORATION


                                                  By:(John M. Rauh)
                                                  -----------------------------
                                                  John M. Rauh
                                                  Vice President and Controller

Dated: November 20, 2002